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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption Experts and to the use of our reports dated June 10, 1996, in the Registration Statement (Form S-1) and related Prospectus of Vanstar Corporation and Vanstar Financing Trust dated November 18, 1996.

                                          /s/ Ernst & Young LLP

San Jose, California
November 12, 1996